FEDERATED INSTITUTIONAL HIGH YIELD BOND FUND

A Portfolio of Federated Institutional Trust

Supplement to Prospectus and Statement of Additional Information (SAI) dated December 31, 2003.

The following information is effective May 15, 2004.

1. Under the prospectus section entitled "What are the Fund's Fees and Expenses?" please delete the fee table and example in their entirety and replace with the following:

"WHAT ARE THE FUND'S FEES AND EXPENSES?


Federated Institutional High Yield Bond Fund
Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as          None
a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage         None
of original purchase price or redemption proceeds, as
applicable)
Maximum Sales Charge (Load) Imposed on Reinvested             None
Dividends (and other Distributions) (as a percentage
of offering price)
Redemption Fee (as a percentage of amount redeemed,           2.00%
if applicable)1
Exchange Fee                                                  None

Annual Fund Operating Expenses (Before Waiver and
Reimbursement)2
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee3                                               0.40%
Distribution (12b-1) Fee                                      None
Shareholder Services Fee                                      None
Other Expenses4                                               0.57%
Total Annual Fund Operating Expenses                          0.97%
1 The redemption fee is imposed upon the redemptions
of shares within 90 days of purchase.
2Although not contractually obligated to do so, the
Adviser will waive and reimburse certain amounts.
These are shown below along with the net expenses the
Fund expects to pay for the fiscal year ending
October 31, 2004.
Total Waiver and Reimbursement of Fund Expenses               0.47%
Total Actual Annual Fund Operating Expenses (after            0.50%
waiver and reimbursement)5

3 The Adviser expects to voluntarily waive the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee to be paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending October 31, 2004.

4 The Adviser expects to voluntarily reimburse other operating expenses of the Fund. The Adviser can terminate this anticipated voluntary reimbursement at any time. The total other operating expenses to be paid by the Fund (after the anticipated voluntary reimbursement) is expected to be 0.50% for the fiscal year ending October 31, 2004.

5 The Actual Annual Fund Operating Expenses (after waiver and reimbursement) was 0.46% for the fiscal year ended October 31, 2003.

Example
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This  Example is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waiver and reimbursement as estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year                                    $99
3 Years                                  $309
5 Years                                  $536
10 Years                               $1,190
2.....Please delete the prospectus sub-section entitled "Fee When You
Redeem or Exchange" in its entirety and replace with the following:
---------------------------------------------------------------------------

"FEE WHEN YOU REDEEM OR EXCHANGE (FOR SHARES PURCHASED ON OR AFTER MAY 15, 2004)

For 90 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and Statement of Additional Information (SAI) as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption/exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/exchange fee will be applied to the payment of expenses incurred or amounts expended by the Fund in connection with a redemption or exchange of Shares, with any balance paid over to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund's goal is to collect the fee on all Shares that are redeemed or exchanged within 90 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/exchange fee with respect to Shares purchased through some omnibus accounts, including employer sponsored retirement plan accounts.

Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee. For more discussion regarding the redemption fee, please see the Fund's Statement of Additional Information."

3. Please delete the second and third paragraphs of the prospectus section entitled "How to Redeem Shares" (i.e., the two paragraphs immediately preceding the sub-section entitled "Through an Investment Professional") in their entirety and replace with the following:

     "for shares purchased on or after may 15, 2004

     Shares of the Fund may be redeemed for cash on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

     Shares may be redeemed at the NAV next determined after the Fund receives the redemption request. If the shares are redeemed within 90 days of purchase, a 2% redemption fee will be charged. The redemption fee will be paid to the Fund.

4 Please delete the SAI sub-section entitled "Special Redemption and Exchange Information" in its entirety and replace with the following:

"SPECIAL REDEMPTION AND EXCHANGE INFORMATION

For 90 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption/exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/exchange fee will be applied to the payment of expenses incurred or amounts expended by the Fund in connection with a redemption or exchange of Shares, with any balance paid over to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund's goal is to collect the fee on all Shares that are redeemed or exchanged within 90 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/exchange fee with repect to Shares purchased through some omnibus accounts, including i) Shares purchased through employer sponsored retirement plan accounts, such as 401(k) plans, and ii) Shares purchased by banks or trust companies acting in a fiduciary capacity on behalf of trust accounts.

Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee."

                                                              March 2, 2004

Cusip 31420B300
30136(3/04)